UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 7, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging growth company ☐
Life Storage LP:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc. ☐
Life Storage LP ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 7, 2021, Life Storage LP (the
“
Operating Partnership”) completed the issuance and sale of $600 million aggregate principal amount of the Operating Partnership’s 2.400% senior notes due October 15, 2031 (the “Notes”). Life Storage, Inc. (the “Company”) fully and unconditionally guarantees the payment of principal, premium, if any, and interest on the Notes (the “Guarantee”). The net proceeds to the Operating Partnership from the sale of the Notes, after deducting the underwriters’ discount and offering expenses payable by the Operating Partnership, are estimated to be approximately $589.4 million.
The Operating Partnership intends to use net proceeds from the offering for general corporate purposes, which may include funding future acquisitions of self-storage properties, including acquisitions under contract to the extent such transactions close, and repaying indebtedness.
The Notes were issued under the indenture, dated as of June 20, 2016 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of October 7, 2021 (the “Fifth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Company, the Operating Partnership and Wells Fargo Bank, National Association, as trustee.
The Notes will bear interest at the rate of 2.400% per annum, with interest payable in cash semi-annually in arrears on April 15 and October 15 of each year, commencing April 15, 2022. The Notes will mature on October 15, 2031.
The Notes are senior unsecured indebtedness of the Operating Partnership, ranking equally in right of payment with all of the Operating Partnership’s other senior unsecured indebtedness outstanding from time to time.
The Operating Partnership may redeem the Notes, at any time and from time to time, prior to July 15, 2031 (the “Par Call Date”), in whole or in part, at a make-whole redemption price equal to the greater of (i) 100% of the principal amount of the Notes then outstanding to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any accrued or unpaid interest), assuming that such Notes mature on the Par Call Date, discounted to the date of redemption on a semi-annual basis at a rate equal to the Adjusted Treasury Rate (as defined in the Fifth Supplemental Indenture) plus fifteen (15) basis points, in each case, plus accrued and unpaid interest to, but not including, the redemption date.
On and after the Par Call Date, the Operating Partnership may redeem the Notes at any time in whole or in part and from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

The Indenture contains covenants that, among other things, restrict the ability of the Operating Partnership and its subsidiaries to, subject to certain exceptions, (i) incur additional secured and unsecured debt and (ii) to consummate a merger, consolidation or sale of all or substantially all of its assets. The Indenture also requires the Operating Partnership and its subsidiaries to maintain total unencumbered assets representing at least 150% of the outstanding principal amount of unsecured debt. These covenants are subject to a number of important exceptions and qualifications.
The Base Indenture also contains customary events of default, including, among other things: (i) payment defaults, (ii) covenant defaults, (iii) cross-defaults to other material indebtedness and (iv) certain events of bankruptcy, which if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
The offering of the Notes and related Guarantee were made pursuant to a registration statement on Form
S-3
(File Nos.
333-257031
and
333-257031-01),
which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on June 11, 2021. A prospectus supplement, dated September 28, 2021, relating to the Notes and the Guarantee and supplementing the prospectus was filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended. The material terms of the Notes and related Guarantee are described in such prospectus supplement and accompanying prospectus.
The Base Indenture was previously filed as Exhibit 4.1 to the Company’s and the Operating Partnership’s Current Report on Form
8-K
filed with the Commission on June 20, 2016 and is incorporated herein by reference. The Fifth Supplemental Indenture, the Notes and related Guarantee are attached to this Current Report on
Form 8-K
as Exhibits 4.1, 4.2 and 4.3, respectively, each of which is incorporated herein by reference.
The foregoing is not a complete discussion of the Base Indenture, the Fifth Supplemental Indenture, the Notes and related Guarantee and is qualified in its entirety by reference to the full text of those documents, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information provided in Item 1.01 of this Current Report on
Form 8-K
pertaining to the Notes and Guarantee is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of October 7, 2021, among the Company, the Operating Partnership and Wells Fargo Bank, National Association.

4.2	Form of Note representing the Notes.

4.3	Form of Guarantee (included in Exhibit 4.2).

5.1	Opinion of Phillips Lytle LLP.

5.2	Opinion of Venable LLP.

23.1	Consent of Phillips Lytle LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC .

Date: October 7, 2021
	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

LIFE STORAGE LP

Date: October 7, 2021	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer